Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

American Finance Trust, Inc.

405 Park Avenue, 4th Floor

New York, New York 10022

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by American Finance Trust, Inc. (the “Company”) and Credit Suisse Securities (USA) LLC (together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of mortgaged properties and related tenant leases in connection with the proposed offering of AFN 2019-1.

The Company is responsible for the information provided to us, including the information set forth on the Initial Statistical Data File and Subsequent Statistical Data File (each as defined below). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On January 31, 2019, representatives of the Company provided us with a computer-generated data file and related record layout containing data as represented to us by the Company, as of the close of business January 28, 2019, with respect to 224 mortgaged properties and the related tenant leases (the “Initial Statistical Data File”). At your instruction, we randomly selected 100 mortgaged properties from the Initial Statistical Data File (the “Initial Sample Properties”) with a deal status (as set forth on the Initial Statistical Data File) of “closed.”

Additionally, on March 20, 2019, representatives of the Company provided us with a subsequent computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business January 28, 2019, with respect to 202 mortgaged properties and the related tenant leases, including the 100 Initial Sample Properties (the “Subsequent Statistical Data File”). At your instruction, we randomly selected five properties from the Subsequent Statistical Data File (i) with a deal status of “closed” on the Subsequent Statistical Data File and (ii) that did not indicate a deal status of “closed” on the Initial Statistical Data File (the “Subsequent Sample Properties”). The Initial Sample Properties and Subsequent Sample Properties are collectively and hereinafter referred to as the “Sample Properties.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Properties relating to the “Characteristics” set forth on the Initial Statistical Data File or Subsequent Statistical Data File (as applicable) and indicated below.

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Characteristics

1.       Contract ID (for informational purposes only)

2.       Property ID (for informational purposes only)

3.       Tenant

4.       Address

5.       City

6.       State

7.       Master lease (yes/no)

8.       Subleased (yes/no)

9.       Subtenant (if applicable)

10.    Original annual rent payment

11.    Current annual rent payment*

12.    Percentage rent clause (yes/no)

13.    Lease commencement date

14.    Lease expiration date

15.    Original lease term (months)

16.    Rent increase description

17.    Remaining lease renewal options

18.    Tenant purchase option (yes/no)

19.    NNN lease (yes/no)

20.    Collateral type

21.    Guarantor

22.    Sector and Industry Group

23.    Concept

24.    Zip code

25.    Land square footage

26.    Building square footage

27.    Credit rating

28.    Guarantor rating (if applicable)

29.    NAICS Code

30.    Unit FCCR (if applicable)

31.    Corp. FCCR (if applicable)

32.    Most recent unit FCCR statement date

33.    Sales 2016 (if available)

34.    Sales 2017 (if available)

35.    Sales 2018 (if available)

36.    Net operating income 2016 (if available)

37.    Net operating income 2017 (if available)

38.    Net operating income 2018 (if available)

39.    Mortgage loan (yes/no)

40.    Current lease age (months)

41.    Remaining lease term (months)

42.    Initial cap rate

43.    Current cap rate

44.    Appraisal Date**

45.    Appraised value**

46.    Land value**

47.    Property acquisition date**

48.    Year built**

49.    Year renovated (if applicable)**

50.    Property status (fully occupied, vacant, dark)**

*as of November 30, 2018 for the Initial Sample Loans and January 28, 2019 for the Subsequent Sample Loans

** comparisons were performed on the Subsequent Statistical Data File only.

We compared Characteristics 3. through 22. to the corresponding information set forth on or derived from the lease agreement, master lease agreement, or any amendments thereto (collectively, the “Lease Agreement”).

We compared Characteristics 23. and 24. to the corresponding information set forth on the Lease Agreement or the “Appraisal.”

We compared Characteristics 25. and 26. to the corresponding information set forth on the “Survey.”

We compared Characteristics 27. and 28. to corresponding information set forth on the “RISKCALC PLUS Results Report.”

We compared Characteristic 29. to the corresponding information set forth on the “NAICS Code Documentation.”

Using methodologies provided to us by the Company, we compared Characteristics 30. and 31. to the corresponding information set forth on or derived from supporting documentation, including, but not limited to, schedules, worksheets and unaudited/audited financial information provided to us by representatives of the Company (collectively, the “Financial Documentation”).

We compared Characteristics 32. through 35. to the corresponding information set forth on or derived from the Financial Documentation.

We compared Characteristics 36. through 38. to the corresponding information set forth on schedules, provided to us by the Company, from the Company’s accounting system (collectively, the “Accounting Schedules”).

We compared Characteristic 39. to the corresponding information set forth on the “Loan Agreement.”

With respect to our comparison of Characteristic 40., we recomputed the current lease age as the number of months between (i) the original lease term (as set forth on the Lease Agreement) and (ii) the remaining lease term (as determined below).

With respect to our comparison of Characteristic 41., we recomputed the remaining lease term as the number of months between (i) the lease expiration date (as set forth on the Lease Agreement) and (ii) January 28, 2019.

With respect to our comparison of Characteristic 42., we recomputed the initial cap rate by dividing (i) the original annual rent payment (as set forth on the Lease Agreement) by (ii) the purchase price (as set forth on the “Settlement Statement”).

With respect to our comparison of Characteristic 43., we recomputed the current cap rate by dividing (i) the current annual rent payment (as set forth on the Lease Agreement) by (ii) the purchase price (as set forth on the Settlement Statement).

In addition to the procedures described above, with respect to Characteristics 44. through 50., we compared, for each Sample Property, the information set forth on the Subsequent Statistical Data File to the corresponding information set forth on the Appraisal.

For purposes of our comparisons and at your instruction:

•	with respect to our comparison of Characteristics 10. and 11., differences of $1.00 or less are deemed to be in agreement;

•	with respect to our comparison of Characteristics 15., 40. and 41., differences of one month or less are deemed to be in agreement; and

•	with respect to our comparison of Characteristic 44., differences of one day are deemed to be in agreement.

The property documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Property Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Property Documents and make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Property Documents. In addition, we make no representations as to whether the Property Documents are comprehensive or valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Property.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Statistical Data File and Subsequent Statistical Data File (as applicable) were found to be in agreement with the above mentioned Property Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgaged properties and related tenant leases underlying the Initial Statistical Data File or Subsequent Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgaged properties and related tenant leases or (iii) reasonableness of any of the aforementioned information, assumptions or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 13, 2019

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 13, 2019.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	Three differences in address.
2	One difference in subtenant.
3	One difference in lease commencement date.
4	One difference in lease expiration date.
5	One difference original lease term.
6	Three differences in remaining lease renewal options.
7	Two differences in NNN lease.
8	One difference in concept.
9	Two differences in zip code.
10	Two differences in land square footage.
11	Seven differences in building square footage.
12	Fourteen differences in unit FCCR.
13	Two differences in sales 2016.
14	One difference in current lease age.
15	One difference in remaining lease term.
16	One difference in initial cap rate.
17	One difference in current cap rate.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 13, 2019 (Redacted).

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Property Number	Characteristic	Characteristic set forth on the Initial Statistical Data File	Characteristic set forth on or derived from the Property Documents

1	95350	Address	338 8th Ave	338 8th Street
1	95434	Address	2509 Flushing Road	G2509 Flushing Road
1	95444	Address	1110 State Road 1	1110 State Route 1
2	95389	Subtenant	[REDACTED]	[REDACTED]
3	95413	Lease commencement date	8/16/2011	9/17/2012
4	95413	Lease expiration date	2/28/2027	9/16/2027
5	95413	Original lease term	186 months	180 months
6	95284	Remaining lease renewal options	6-5 yr options at FMR	6-5 year options at the greater of 7.5% incr or FMV
6	95285	Remaining lease renewal options	6-5 yr options at FMR	6-5 year options at the greater of 7.5% incr or FMV
6	95283	Remaining lease renewal options	6-5 yr options at FMR	6-5 year options at the greater of 7.5% incr or FMV
7	95315	NNN Lease	Yes	No
7	95413	NNN Lease	Yes	No
8	95393	Concept	Citgo	Gulf
9	95344	Zip code	49508	49548
9	95402	Zip code	29035	29325
10	95382	Land square footage	59,779	59,854
10	95391	Land square footage	48,295	48,031
11	95261	Building square footage	1,739	1,599
11	95262	Building square footage	1,267	1,706
11	95310	Building square footage	2,963	2,958
11	95312	Building square footage	2,821	2,796
11	95309	Building square footage	2,808	2,790
11	95370	Building square footage	5,214	5,276
11	95391	Building square footage	4,463	4,465
12	95329	Unit FCCR	3.09x	3.10x
12	95331	Unit FCCR	3.09x	3.10x
12	95332	Unit FCCR	3.09x	3.10x
12	95337	Unit FCCR	3.09x	3.10x
12	95333	Unit FCCR	3.09x	3.10x
12	95335	Unit FCCR	3.09x	3.10x
12	95338	Unit FCCR	3.09x	3.10x
12	95339	Unit FCCR	3.09x	3.10x
12	95340	Unit FCCR	3.09x	3.10x
12	95342	Unit FCCR	3.09x	3.10x
12	95284	Unit FCCR	2.13x	1.93x
12	95285	Unit FCCR	2.13x	1.93x
12	95283	Unit FCCR	2.13x	3.28x
13	95291	Sales 2016	$1,695,708.10	$4,142,697.96
13	95294	Sales 2016	$4,142,697.96	$3,598,985.73
14	95413	Current lease age	90 months	77 months
15	95413	Remaining lease term	96 months	102 months

Exception Description Number	Sample Property Number	Characteristic	Characteristic set forth on the Subsequent Statistical Data File	Characteristic set forth on or derived from the Property Documents

12	95494	Unit FCCR	2.63x	2.58x
16	95450	Initial cap rate	8.69%	8.25%
17	95450	Current cap rate	8.69%	8.25%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.